LSA PROVISIONS	12 Months Ended
Dec. 31, 2019
LSA PROVISIONS
LSA PROVISIONS

31.  LSA PROVISIONS

Telkomsel and Telkomsat provide certain cash awards or certain number of days leave benefits to their employees based on the employees’ length of service requirements, including LSA and LSL. LSA are either paid at the time the employees reach certain years of employment, or at the time of termination. LSL are either certain number of days leave benefit or cash, subject to approval by management, provided to employees who meet the requisite number of years of service and reach a certain minimum age.

The obligation with respect to these awards which was determined based on an actuarial valuation using the Projected Unit Credit method, amounted to Rp852 billion and Rp1,066 billion as of December 31, 2018 and 2019, respectively. The related benefit costs charged to expense amounted to Rp255 billion, Rp161 billion and Rp290 billion for the years ended December 31, 2017, 2018, and 2019, respectively (Note 26).